GOLDMAN SACHS TRUST

Goldman Sachs Municipal Fixed Income Funds

Class A, Class B, Class C, Institutional and
Service Shares, as applicable, of the

Goldman Sachs Short Duration Tax-Free Fund
Goldman Sachs Municipal Income Fund
Goldman Sachs High Yield Municipal Fund

Supplement dated January 13, 2010 to the
Prospectus dated July 29, 2009 (the “Prospectus”)

Effective January 13, 2010, the following replaces the “U.S. Municipal Portfolio Management Team” section in its entirety in the “Service Providers—Fund Managers” section of each of the Prospectuses for the Class A, Class B, Class C, Institutional and Service Shares for the Funds:

U.S. Municipal Portfolio Management Team

•	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.

•	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation.

•	As of September 30, 2009, the team managed approximately $252.7 billion in municipal and taxable fixed-income assets for retail, institutional and high net worth clients.

Years
		Primarily	Five Year
Name and Title	Fund Responsibility	Responsible	Employment History
Ben Barber Managing Director, Head of Municipals	Portfolio Manager— Short Duration Tax-Free Municipal Income High Yield Municipal	Since 1999 1999 2000	Mr. Barber is the Head of the Municipals team. Mr. Barber joined the Investment Adviser in 1999 as a portfolio manager and, prior to that, he managed high yield municipal and municipal bond funds at Franklin Templeton for eight years.

Scott Diamond Vice President	Portfolio Manager— Short Duration Tax-Free Municipal Income High Yield Municipal	Since 2002 2002 2002	Mr. Diamond is a portfolio manager on the U.S. Municipals team. Mr. Diamond joined the Investment Adviser in 2002 as a portfolio manager.

Jonathan Beinner and Andrew Wilson co-head GSAM Global Fixed Income and Liquidity Management. Jonathan Beinner serves as the Chief Investment Officer. They are responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

MFIFMSTK 1-10